Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,671.72
Total Fee Amount	6,282.66
Total Transaction Valuation	41,036,260.20
Total Offset Amount	0.00
Net Fee	$ 1,610.94